UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 12, 2007

Nature’s Sunshine Products, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

75 East 1700 South
Provo, Utah		84606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(801) 342-4300

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02  Results of Operations and Financial Condition.

On July 12, 2007, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release, entitled “Nature’s Sunshine Products Reports Selected, Preliminary, Unaudited 2006 Year and 2007 First Quarter Financial Information/SEC Institutes Administrative Proceeding,” in which it announced selected, preliminary, unaudited financial information for the twelve-month period ended December 31, 2006, as compared to the same period in 2005, and the three-month period ended March 31, 2007, as compared to the same period in 2006.  A copy of the Company’s press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Item 8.01  Other Events.

On July 12, 2007, the Company issued a press release, entitled “Nature’s Sunshine Products Reports Selected, Preliminary, Unaudited 2006 year and 2007 First Quarter Financial Information/ SEC Institutes Administrative Proceeding,” in which it announced that the Securities and Exchange Commission (“SEC”) has instituted administrative proceedings pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended, to suspend or revoke the registration of the Company’s common stock.  If the Company’s Exchange Act registration is suspended or revoked, broker-dealers would not be permitted to effect transactions in the Company’s shares until the Company files a new registration with the SEC under the Exchange Act and that registration is made effective.  The Company is currently evaluating the SEC’s decision and all available procedural remedies. Although the Company intends to defend against the possible suspension or revocation of the registration of its common stock, the Company cannot at this time predict the outcome of the SEC’s proceeding or of any available appeals that may follow. Similarly, the Company cannot predict what, if any, impact the SEC’s determination may have on its financial statements or the materiality of such impact, if any.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Safe Harbor for Forward-Looking Statements

Statements in this report may contain, in addition to historical information, certain forward-looking statements.  Such statements encompass the Company’s beliefs, expectations, hopes, or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely,” and similar expressions identify forward-looking statements.  All forward-looking statements included in this report are made as of the date hereof and are based on information available to the Company as of such date.  The Company assumes no obligation to update any forward-looking statement.  Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: changes in accounting treatment associated with the engagement of a new registered independent accounting firm, review or audit of the Company’s financial statements by a new accounting firm, modification of the Company’s accounting practices resulting from a change in accounting firm, foreign business risks, industry cyclicality, fluctuations in customer demand and order pattern, changes in pricing and general economic conditions, as well as other risks detailed in the Company’s filings with the SEC.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99.1  Press Release, entitled “Nature’s Sunshine Products Reports Selected, Preliminary, Unaudited 2006 Year and 2007 First Quarter Financial Information/ SEC Institutes Administrative Proceeding” issued by Nature’s Sunshine Products, Inc., dated July 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nature’s Sunshine Products, Inc.

Dated: July 17, 2007	By	/s/ Stephen M. Bunker
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1

Press release, entitled “Nature’s Sunshine Products Reports Selected, Preliminary, Unaudited 2006 Year and 2007 First Quarter Financial Information/ SEC Institutes Administrative Proceeding” issued by Nature’s Sunshine Products, Inc., dated July 12, 2007